Employee Benefit Plans	12 Months Ended
Dec. 31, 2017
Employee Benefit Plans [Abstract]
EMPLOYEE BENEFIT PLANS
EMPLOYEE BENEFIT PLANS

The following provides details of the employee benefit plans not previously discussed in Note 5.

401(k) Savings Plans

MAA's 401(k) Savings Plan, or 401(k) Plan, is a defined contribution plan that satisfies the requirements of Section 401(a) and 401(k) of the Code. Subsequent to the Merger, eligible employees of Post Properties continued to actively participate in the Post Properties 401(k) Plan, which also is a defined contribution plan that satisfies the requirements of Section 401(a) and 401(k) of the Code. MAA's Board of Directors has the discretion to approve matching contributions to these plans. MAA's contributions to these plans were approximately $2.8 million, $2.0 million and $1.0 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Non-Qualified Deferred Compensation Retirement Plan

MAA has adopted a non-qualified deferred compensation retirement plan for certain selected executive employees. Under the terms of the plan, employees may elect to defer a percentage of the compensation and bonus, and MAA may, but is not obligated to, match a portion of their salary deferral. MAA’s match to this plan for the years ended December 31, 2017, 2016 and 2015 was approximately $249,000, $96,000 and $106,000, respectively.

Non-Qualified Deferred Compensation Plan for Outside Company Directors

In 1998, MAA established the Non-Qualified Deferred Compensation Plan for Outside Company Directors, or the Directors Deferred Compensation Plan, which allows non-employee directors to defer their director fees by having the fees held by MAA as shares of MAA's common stock. Directors can also choose to have their annual restricted stock grants issued into the Directors Deferred Compensation Plan. Amounts deferred through the Directors Deferred Compensation Plan are distributed to the directors in two annual installments beginning in the first 90 days of the year following the director’s departure from the board. Participating directors may choose to have the amount issued to them in shares of MAA's common stock or paid to them as cash at the market value of MAA's common stock as of the end of the year the director ceases to serve on the board.

For the years ended December 31, 2017, 2016 and 2015, directors deferred 12,293 shares, 10,166 shares and 8,466 shares of common stock, respectively, with weighted-average grant date fair values of $101.34, $97.99 and $78.62, respectively, into the Directors Deferred Compensation Plan. The shares of common stock held in the Directors Deferred Compensation Plan are classified outside of permanent equity in redeemable stock with changes in redemption amount recorded immediately to retained earnings because the directors have redemption rights not solely within the control of MAA. Additionally, any shares that become mandatorily redeemable because a departed director has elected to receive a cash payout are recorded as a liability. MAA did not record a liability related to mandatorily redeemable shares for the years ended December 31, 2017, 2016 and 2015.

Employee Stock Ownership Plan

MAA’s Employee Stock Ownership Plan, or ESOP, is a non-contributory stock bonus plan that satisfies the requirements of Section 401 (a) of the Code. On December 31, 2010, the ESOP was frozen by amendment, whereby effective January 1, 2011, no additional employees became eligible for the plan, no additional contributions were made to the ESOP, and all Participants with an account balance under the ESOP became 100% vested. The Company did not contribute to the ESOP during 2017, 2016 or 2015. As of December 31, 2017, there were 145,598 shares outstanding with a fair value of $14.6 million.